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                                                                    EXHIBIT 10.1


                             SECOND AMENDMENT TO THE
                    CLUBCORP EMPLOYEES STOCK OWNERSHIP TRUST

         This Amendment is made effective as of January 1, 2001 by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. ("ClubCorp").

                                   WITNESSETH:

         WHEREAS, ClubCorp maintains the ClubCorp Employee Stock Ownership Plan, ("CCESOP") a restatement of the ClubCorp Stock Investment Plan, and the ClubCorp Stock Employee Stock Ownership Trust ("Trust"); and

         WHEREAS, ClubCorp has amended the Trust to provide that ClubCorp stock held under the CCESOP will be valued by an independent appraiser rather than by ClubCorp; and

         WHEREAS, ClubCorp has amended the CCESOP to provide that ClubCorp stock held under the CCESOP will be valued on June 30 and December 31 and such other dates as of which Company Stock is valued, as specified by the Plan Administrator; and

         WHEREAS, ClubCorp now desires to align the Trust provisions with those of the CCESOP by amending the Trust to provide that the stock held in the Trust shall be valued on June 30 and December 31 and such other dates as of which Company Stock is valued, as specified by the Plan Administrator; and

         WHEREAS, the Trust may be amended by ClubCorp pursuant to the provisions of Article X of the Trust, and ClubCorp desires to amend the Trust.

         NOW, THEREFORE, the Trust is amended as follows, effective as set forth above:

         1. Existing Article VII is deleted in its entirety, and the following is substituted in its place:

                                  "ARTICLE VII

                              ACCOUNTS AND RECORDS

                  The Trustee shall maintain true, accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books, and records relating thereto shall be open to inspection at all reasonable times and may be audited from time to time by any person designated by the Plan Administrator. Within ninety (90) days after the close of the fiscal year of the Trust Fund, within ninety (90) days after the removal or resignation of the Trustee, and from time to time as the Plan Administrator may direct, the Trustee shall file a written account with the Plan Administrator which shall show: (i) the assets of the Trust Fund, as of the end of such period, and the cost and current value thereof as defined in ERISA Section 3(26); and (ii) all investments, receipts, disbursements, and other transactions effected by it during such fiscal year or other period for which



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         such accounting is filed. Notwithstanding anything to the contrary contained herein, Company Stock shall be valued as of June 30 and December 31 by an independent appraiser selected and retained by the Plan Administrator. In the event Company Stock becomes publicly traded, the foregoing sentence shall not apply. If, however, at the time such written account is to be filed, the Trust Fund contains assets which have no fair market value, the Trustee shall be responsible for valuing only such of those assets as were acquired by the Trustee in its discretion. Any such assets not acquired by the Trustee in its discretion shall be valued by the Plan Administrator. The Plan Administrator may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within ninety (90) days from the date upon which the accounting is delivered to the Plan Administrator. Upon the expiration of ninety (90) days from the date of filing such account with the Plan Administrator or upon earlier specific approval thereof by the Plan Administrator, the Trustee, as between each Employer, the Plan Administrator, and the Trustee, shall be forever released and discharged from all liability as to all items and matters included in such accounting as if settled by the decree of a court of competent jurisdiction, except with respect to any such action or transaction to which the Plan Administrator shall within such ninety (90) day period, file written objections with the Trustee. The liability of Trustee to persons other than an Employer or the Plan Administrator shall be limited to actions under ERISA brought within the period permitted by law for the bringing of such action. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its accounts judicially settled by a court of competent jurisdiction."


                                        CLUBCORP, INC.


Date:   4-1-01                          By /s/ KIM S. BESSE
     ---------------------------          --------------------------------------
                                                Its: Sr. VP, People Strategy
                                                    ----------------------------

                                        TRUSTEES:


Date:   4-1-01                          /s/ ALBERT CHEW
     ---------------------------        ----------------------------------------
                                        Albert Chew

Date:   4-1-01                          /s/ JAMES E. MASER
     ---------------------------        ----------------------------------------
                                        James E. Maser

Date:   4-1-01                          /s/ JACK LUPTON
     ---------------------------        ----------------------------------------
                                        Jack Lupton

Date:   4-1-01                          /s/ KEN BAER
     ---------------------------        ----------------------------------------
                                        Ken Baer


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